UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

NUMEREX CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22920	11-2948749
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Parkwood Circle Suite 500 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 693-5950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 16, 2010, Numerex Corp. (the “Company”) issued a press release that its wholly-owned subsidiary, BNI Solutions, was selected, along with a group of other technology companies and organizations, to provide various technical services in connection with the development of a broadband network across Colorado that will allow underserved schools, libraries, colleges and communities to have access to high-speed Internet. The project will be led by Colorado’s Educational Access Gateway Learning Environment Network, a state intergovernmental agency.

The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.
Date: September 17, 2010	/s/ Alan B. Catherall
Alan B. Catherall
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 16, 2010